UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026
BLACKROCK PRIVATE CREDIT FUND
(Exact name of registrant as specified in its charter)

Delaware	814-01485	87-4655020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 810-5800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Philip Tseng as Trustee, Board Chair, Chief Executive Officer and Co-Chief Investment Officer of the Company

On August 31, 2026, Philip Tseng resigned from his positions as a Trustee, Chair of the Board of Trustees (the “Board”), Chief Executive Officer (“CEO”), and Co-Chief Investment Officer of BlackRock Private Credit Fund (the “Company”), BlackRock Direct Lending Corp. (“BDLC”) and BlackRock TCP Capital Corp. (“TCPC”), each effective as of the close of business on August 31, 2026, to pursue other business opportunities outside of BlackRock, Inc., and entered into an agreement regarding the terms and timing of his separation from BlackRock, Inc.  Mr. Tseng’s resignation is not the result of any disagreement with the Company, BDLC, TCPC, or with BlackRock, Inc.  Mr. Tseng will continue to serve as an employee of BlackRock, Inc. until October 1, 2026 in order to ensure the smooth transition of his responsibilities.

Appointment of Jason Mehring as Trustee, Board Chair, and Chief Executive Officer of the Company

On September 2, 2026, the Board appointed Jason Mehring as a Trustee, Chair of the Board, and CEO of the Company, with the appointments each effective as of September 2, 2026.  Mr. Mehring will serve in these positions until his resignation or removal by the Board.  Mr. Mehring was also appointed to serve as a Director, Chair of the Board, and CEO of BDLC and TCPC, each effective as of September 2, 2026.

Mr. Mehring, born in 1971, is a Managing Director of BlackRock, Inc.  Mr. Mehring was the President of the Company, BDLC and TCPC from November 6, 2024 until September 2, 2026. Mr. Mehring is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Mehring is responsible for the oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, which he joined as a Managing Director in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A. from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).

There are no family relationships between Mr. Mehring and any trustee or executive officer of the Company, and he is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Appointment of Dan Worrell as President of the Company

Effective as of September 2, 2026, the Board appointed Dan Worrell to the position of President of the Company, moving from his previous position of Co-Chief Investment Officer.  Mr. Worrell was also appointed to the position of President, from his previous position of Co-Chief Investment Officer, for each of BDLC and TCPC, each effective as of September 2, 2026.

Mr. Worrell, born in 1963, is a Managing Director of BlackRock, Inc.  Mr. Worrell served as the Co-Chief Investment Officer of the Company, BDLC and TCPC from November 6, 2024 until September 2, 2026. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s portfolio management process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.

There are no family relationships between Mr. Worrell and any trustee or executive officer of the Company, and he is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

As a result of the various appointments referenced herein, effective as of September 2, 2026, the officers of the Company are as follows:

Name	Position(s) Held with Company
Jason Mehring	Chair of the Board, Chief Executive Officer
Dan Worrell	President
Patrick Wolfe	Chief Operating Officer
Erik L. Cuellar	Chief Financial Officer, Treasurer
Charles C. S. Park	Chief Compliance Officer
Diana Huffman	General Counsel, Secretary

In addition, BlackRock Capital Investment Advisors, LLC (the “Advisor”) has an investment process organized around the Advisor’s investment committee for the Company’s portfolio (the “Investment Committee”) that provides for a centralized, repeatable decision process. The number of voting and non-voting members of the Investment Committee is subject to increase or decrease in the sole discretion of the Advisor.

Effective as of the close of business on August 31, 2026, Philip Tseng is no longer a voting member of the Investment Committee.  Jason Mehring, Dan Worrell, Vikas Keswani, Michael Fenstermacher, and Grishma Parekh continue to serve as voting members of the Investment Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK PRIVATE CREDIT FUND

Date: September 4, 2026	By:	/s/ Diana Huffman
Name: Diana Huffman
Title: General Counsel and Secretary